Exhibit 3.45

STATE OF NEW JERSEY	:
	:	SS
COUNTY OF ATLANTIC	:

ARTICLES OF ORGANIZATION

OF

PLAYERS LAKE CHARLES, LLC

BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for the State and County aforesaid, personally came and appeared PLAYERS LAKE CHARLES RIVERBOAT, INC., a Louisiana corporation, herein represented by and through Howard Goldberg, its President, duly authorized; and PLAYERS LC, INC., a Nevada corporation, herein represented by and through Howard Goldberg, its President, duly authorized, who declared as follows:

ARTICLE I

Name

The parties hereto hereby form a Limited Liability Company under the laws of the State of Louisiana. The name of this Limited Liability Company shall be:

PLAYERS LAKE CHARLES, LLC

ARTICLE II

Purpose

The purpose of the company is to engage in any lawful activity for which limited liability companies may be formed under Chapter 22 of Title 12 of the Revised Statutes of the State of Louisiana known as the Limited Liability Company Law of Louisiana.

ARTICLE III

Authority of Members

Any limitations on the authority of the Members or the managers to bind the LLC will be contained in a written Operating Agreement to be executed by all Members. Certification by any member as to the authority of a member or members as contained in the Operating Agreement, including certification on its own behalf by the certifying Member, shall be sufficient to set forth the authority of such member without further review of the Operating Agreement.

ARTICLE IV

The existence of the LLC shall expire, unless sooner dissolved as provided in the Operating Agreement of the LLC, and subject to extension by agreement of the Members, on December 31, 2005.

THUS DONE AND SIGNED by Howard Goldberg, the President of PLAYERS LAKE CHARLES RIVERBOAT, INC., a Louisiana corporation, at Atlantic City, Atlantic County, New Jersey, on this 10th day of January, 1996 in the presence of the undersigned competent witnesses and me, Notary Public, after due reading of the whole.

WITNESSES:	PLAYERS LAKE CHARLES RIVERBOAT, INC.

	BY:	/s/ Howard Goldberg
Howard Goldberg, President

/s/ Teresa R. Earl
Notary Public

THUS DONE AND SIGNED by Howard Goldberg, the President of PLAYERS LC, INC., a Louisiana corporation, at Atlantic City, Atlantic County, New Jersey, on this 10th day of January, 1996 in the presence of the undersigned competent witnesses and me, Notary Public, after due reading of the whole.

WITNESSES:	PLAYERS LC, INC.

	BY:	/s/ Howard Goldberg
Howard Goldberg, President

/s/ Teresa R. Earl
Notary Public

AGREEMENT AND PLAN OF MERGER

OF PLAYERS LAKE CHARLES, INC. INTO

PLAYERS LAKE CHARLES, LLC.

[La. R.S. 12:1358 and 12:117]

THIS AGREEMENT AND PLAN OF MERGER dated the 17th of June, 1996, is made and entered into by and between PLAYERS LAKE CHARLES, INC., a Louisiana corporation having its principal place of business at 800 Bilbo Street, Lake Charles, Calcasieu Parish, Louisiana 71433 (the “Corporation”), and PLAYERS LAKE CHARLES, LLC, a Louisiana limited liability company having its principal address at 800 Bilbo Street, Lake Charles, Calcasieu Parish, Louisiana 71433 (the “LLC”).

WITNESSETH:

WHEREAS, each of the Corporation and the LLC is a wholly-owned subsidiary, directly or indirectly through other subsidiaries, of Players International, Inc., a Nevada corporation (“PII”); and

WHEREAS, the Corporation has, through the date hereof, operated a riverboat casino business in Lake Charles, Calcasieu Parish, Louisiana (the “Business”); and

WHEREAS, PII has determined that it is in the best interest of PII and its affiliates that the form of ownership of the Business be converted from the Louisiana corporation to a Louisiana limited liability company; and

WHEREAS, to effectuate such conversion, PII has determined, and the Corporation and the LLC have agreed, that the Corporation will be merged with and into the LLC, in accordance with and pursuant to the provisions of this Agreement and Louisiana law.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Merged Entity. The name of the entity to be merged is PLAYERS LAKE CHARLES, INC., a Louisiana corporation designated as the “Corporation” hereunder. The Articles of Incorporation of the Corporation were filed in the Office of the Secretary of State of the State of Louisiana on February 11, 1993.

2. Surviving Entity. The name of the entity into which the Corporation is to be merged is PLAYERS LAKE CHARLES, LLC, a Louisiana limited liability company designated as the “LLC” hereunder. The Articles of Organization of the LLC were filed in the Office of the Secretary of State of the State of Louisiana on January 19, 1996.

3. Merger. Under and pursuant to La. R.S. 12:1358 et seq., and La. R.S. 12:117 et seq., the Corporation shall be merged with and into the LLC. The separate existence of the Corporation shall terminate upon such merger. The surviving entity shall be the LLC. Such merger shall have the effect provided under La. R.S. 12:1361.

4. Ownership Interests. The Corporation and the LLC hereby acknowledge and agree that each of them is a wholly owned subsidiary, directly and indirectly, of PII. Therefore, the capital stock in the Corporation now owned by PII as the sole shareholder of the Corporation shall not be converted into additional membership interests in the LLC. Rather, upon and notwithstanding the merger, all of the authorized, issued and outstanding shares of the Corporation’s capital stock shall be canceled, and the separate existence of the Corporation shall cease; and the current members of the LLC shall retain their current respective ownership and membership interests in the LLC.

5. Organizational Documents. No changes to the Articles of Organization of the LLC are required in connection with, or as a result of, the merger.

6. Approval. The undersigned hereby certify that, in accordance with the requirements of La. R.S. 12:1359, this Agreement and Plan of Merger has been authorized and approved on behalf of the Corporation by its Board of Directors and sole shareholder, and on behalf of the LLC by all of its members.

7. Abandonment. This Agreement and Plan of Merger may be abandoned by the undersigned as provided under La. R.S. 12:1359(C).

8. Effective Date. The merger shall be effective immediately upon the filing hereof in the Office of the Secretary of State of the State of Louisiana.

Certificate of the Assistant Secretary of

Players Lake Charles, Inc.

I hereby certify that I am the duly elected Assistant Secretary of Players Lake Charles, Inc., a Louisiana corporation, presently serving in such capacity, and that the foregoing Agreement and Plan of Merger was, in the manner required by the Louisiana Business Corporation Law, duly approved, without alteration or amendment, by consent of the sole shareholder of Players Lake Charles, Inc. dated June 17, 1996.

Certificate dated June 17, 1996.

/s/ Patrick Madamba
Patrick Madamba, Assistant Secretary

Certificate of a Member of

Players Lake Charles, LLC

I hereby certify that Players Lake Charles Riverboat, Inc. is a member of Players Lake Charles, LLC, a Louisiana limited liability company, and that the foregoing Agreement and Plan of Merger was, in the manner required by the Louisiana Business Corporation Law and Louisiana Limited Liability Company Law, duly approved, without alteration or amendment, by unanimous written consent of the members of Players Lake Charles, LLC dated June 17, 1996.

Certificate dated June 17, 1996.

PLAYERS LAKE CHARLES RIVERBOAT, INC., a Louisiana corporation, Member

BY:	/s/ Howard Goldberg
Howard Goldberg, President

Execution by Parties

In consideration of the approval of this Agreement and Plan of Merger by the shareholders of Players Lake Charles, Inc. and the members of Players Lake Charles, LLC, both as certified above, this Agreement and Plan of Merger is executed by such parties acting, through their respective authorized officers, this 17th day of June, 1996.

PLAYERS LAKE CHARLES, INC.

BY:	/s/ Howard Goldberg
Howard Goldberg, President

PLAYERS LAKE CHARLES, LLC By: PLAYERS LC, INC., a Nevada corporation, Member

BY:	/s/ Howard Goldberg
Howard Goldberg, President

By: PLAYERS LAKE CHARLES RIVERBOAT, INC., a Louisiana corporation, Member

BY:	/s/ Howard Goldberg
Howard Goldberg, President

Acknowledgement

Players Lake Charles, Inc.

State of New Jersey

County of Atlantic

BEFORE ME, the undersigned Notary Public, on this 17th day of June, 1996, in the presence of the undersigned competent witnesses, personally came and appeared Howard Goldberg who, being duly sworn, declared and acknowledged before me that he is the President of Players Lake Charles, Inc. and that in such capacity he is duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of such Corporation for the purposes therein expressed, and as his and such Corporation’s free act and deed.

Witnesses:

/s/ Brenda M. Marletto

Brenda M. Marletto

/s/ Teresa R. Earl
Notary Public

Acknowledgement

Players Lake Charles Riverboat, Inc.

State of New Jersey

County of Atlantic

BEFORE ME, the undersigned Notary Public, on this 17th day of June, 1996, in the presence of the undersigned competent witnesses, personally came and appeared Howard Goldberg who, being duly sworn, declared and acknowledged before me that he is the President of Players Lake Charles Riverboat, Inc., which is a member of Players Lake Charles, LLC, and that in such capacity he is duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of such Corporation and LLC for the purposes therein expressed, and as his and such Corporation’s free act and deed.

Witnesses:

/s/ Brenda M. Marletto

Brenda M. Marletto

/s/ Teresa R. Earl
Notary Public

Acknowledgement

Players LC, Inc.

State of New Jersey

County of Atlantic

BEFORE ME, the undersigned Notary Public, on this 17th day of June, 1996, in the presence of the undersigned competent witnesses, personally came and appeared Howard Goldberg who, being duly sworn, declared and acknowledged before me that he is the President of Players LC, Inc., which is a member of Players Lake Charles, LLC, and that in such capacity he is duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of such Corporation and LLC for the purposes therein expressed, and as his and such Corporation’s free act and deed.

Witnesses:

/s/ Brenda M. Marletto

Brenda M. Marletto

/s/ Teresa R. Earl
Notary Public

ARTICLES OF AMENDMENT

OF

PLAYERS LAKE CHARLES, LLC

(Under Sections 12:1309 and 12:1318 of the Limited Liability Company Law of the State of Louisiana)

FIRST: The name of the limited liability company (the “Company”) is Players Lake Charles, LLC.

SECOND: The following amendment to the Articles of Organization of the Company was adopted on November 20, 2000:

“ARTICLE I

Name

The name of this Limited Liability Company shall be Harrah’s Lake Charles, LLC.”

THIRD: The manner of adoption of the aforesaid amendment was by unanimous written consent of the Members of the Company.

Signed on November 20, 2000.

PLAYERS LAKE CHARLES RIVERBOAT, INC., Manager

BY:	/s/ Anthony M. Sanfilippo
Anthony M. Sanfilippo, President

State of Tennessee	)
) SS.
County of Shelby	)

On this 20th day of November, 2000, before me, the subscriber, a duly appointed Notary Public, came ANTHONY M. SANFILIPPO, to me personally known to be the individual described in and who signed the proceeding Articles of Amendment, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Amendment in the capacity set forth under his signature.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix my official seal at Memphis, TN, the day and year first above written.

(SEAL)

/s/ JoAnn Staucevic
NOTARY PUBLIC

ARTICLES OF AMENDMENT

OF

HARRAH’S LAKE CHARLES, LLC

(Under Sections 12:1309 and 12:1318 of the Limited Liability Company Law of the State of Louisiana)

FIRST: The name of the limited liability company (the “Company”) was prematurely changed from Players Lake Charles, LLC to Harrah’s Lake Charles, LLC by an amendment to the Company’s Articles of Organization (“Articles”) dated November 20, 2000.

SECOND: The Company wishes to rescind that amendment so that its name remains nunc pro tunc Players Lake Charles, LLC.

THIRD: The following amendment to the Articles of the Company was adopted this date retroactive to November 20, 2000:

“ARTICLE I

Name

The name of this Limited Liability Company shall be Players Lake Charles, LLC.”

FOURTH: The manner of adoption of the aforesaid amendment was by unanimous written consent of the Members of the Company.

Signed on December 1, 2000.

PLAYERS LAKE CHARLES RIVERBOAT, INC., Manager

BY:	/s/ Anthony M. Sanfilippo
Anthony M. Sanfilippo, President

State of Tennessee	)
) SS.
County of Shelby	)

On this 1st day of December, 2000, before me, the subscriber, a duly appointed Notary Public, came ANTHONY M. SANFILIPPO, to me personally known to be the individual described in and who signed the proceeding Articles of Amendment, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Amendment in the capacity set forth under his signature.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix my official seal at Memphis, Tennessee, the day and year first above written.

(SEAL)	/s/ JoAnn Staucevic
NOTARY PUBLIC

ARTICLES OF AMENDMENT

OF

PLAYERS LAKE CHARLES, LLC

(Under Sections 12:1309 and 12:1318 of the Limited Liability Company Law of the State of Louisiana)

FIRST: The name of the limited liability company (the “Company”) is Players Lake Charles, LLC.

SECOND: The following amendment to the Articles of Organization of the Company was adopted on July 20, 2001 and shall become effective August 2, 2001:

“ARTICLE I

Name

The name of this Limited Liability Company shall be Harrah’s Lake Charles, LLC.”

THIRD: The manner of adoption of the aforesaid amendment was by unanimous written consent of the Members of the Company.

Signed on July 20, 2001.

PLAYERS LAKE CHARLES RIVERBOAT, INC., Manager

BY:	/s/ Anthony M. Sanfilippo
Anthony M. Sanfilippo, President

State of Tennessee	)
) SS.
County of Shelby	)

On this 20th day of July, 2001, before me, the subscriber, a duly appointed Notary Public, came ANTHONY M. SANFILIPPO, to me personally known to be the individual described in and who signed the proceeding Articles of Amendment, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Amendment in the capacity set forth under his signature.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix my official seal at Memphis, TN, the day and year first above written.

(SEAL)

/s/ JoAnn Staucevic
NOTARY PUBLIC

ARTICLES OF AMENDMENT

OF

HARRAH’S LAKE CHARLES, LLC

(Under Sections 12:1309 and 12:1318 of the Limited Liability Company Law of the State of Louisiana)

FIRST: The name of the limited liability company (the “Company”) is Harrah’s Lake Charles, LLC.

SECOND: The following amendment to the Articles of Organization of the Company was adopted on December 7, 2006 and shall become effective December 8, 2006:

“ARTICLE I

Name

The name of this Limited Liability Company shall be PNK (SCB), L.L.C.”

THIRD: The manner of adoption of the aforesaid amendment was by written consent of the Sole Members of the Company.

[SIGNATURE PAGE FOLLOWS]

Signed on December 7, 2006.

PNK (SCB), L.L.C.

By:	PNK Development 7, LLC,
a Delaware limited liability company, its Sole Member

By:	Pinnacle Entertainment, Inc.,
a Delaware corporation, its Sole Member

By:	/s/ John A. Godfrey
John A. Godfrey Executive Vice President, General Counsel and Secretary

State of Nevada	)
) SS.
County of Clark	)

On this 7th day of December, 2006, before me, the subscriber, a duly appointed Notary Public, came JOHN A. GODFREY, to me personally known to be the individual described in and who signed the proceeding Articles of Amendment, and who duly acknowledged to me, the signing of the same, and being by me duly sworn deposeth and saith that he signed the foregoing Articles of Amendment in the capacity set forth under his signature.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix my official seal at Las Vegas, Nevada, the day and year first above written.

(SEAL)

/s/ Elaine Pumphrey
NOTARY PUBLIC

My Commission Expires:

12-3-09